TRAINER WORTHAM FUNDS
                             (the "Trust")

                   Supplement dated September 3, 2004
                                  to
                    Prospectus dated October 1, 2003,
           (As previously supplemented on October 23, 2003)
                                  and
       Statement of Additional Information dated October 1, 2003


     The Board of Trustees of the Trust (the "Board") recently approved new service arrangements with Reserve Management Company, Inc. ("Reserve Management"), as well as other related proposals on behalf of Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund (each, a "Fund" and together, the "Funds"). Reserve Management is a registered investment adviser in New York, New York, that provides investment advisory services to the investment companies in the Reserve and Hallmark family of funds.

     Specifically, the Board approved the following: (1) Nomination of New Trustees; (2) a New Investment Management Agreement between the Trust and Reserve Management on behalf of the Funds; (3) Proposal to Permit Reserve Management to enter into, terminate or materially change agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval; (4) a New Sub-Investment Management Agreement between Reserve Management and Trainer Wortham & Company Inc. ("Trainer Wortham") on behalf of Trainer Wortham First Mutual Fund; (5) a New Sub-Investment Management Agreement between Reserve Management and Trainer Wortham on behalf of Trainer Wortham Total Return Bond Fund; and (6) a New Sub-Investment Management Agreement between Reserve Management and Froley, Revy Investment Company, Inc. on behalf of Froley, Revy Convertible Securities Fund.

     Shareholders will be asked to vote on these proposals at a Special Meeting of Shareholders of the Funds to be held on September 22, 2004 (the "Special Meeting"). A proxy statement containing information about each proposal and a notice of the Special Meeting were mailed to shareholders on or about August 27, 2004.

     If the proposals are approved by shareholders, the name of the Trust will change to Hallmark Investment Series Trust and the name of Trainer Wortham First Mutual Fund, Trainer Wortham Total Return Bond Fund and Froley, Revy Convertible Securities Fund will change to Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and Hallmark Convertible Securities Fund, respectively. In addition, various affiliates of Reserve Management will replace PFPC as the administrator, transfer agent, and distributor for each of the Funds.


              INVESTORS SHOULD RETAIN THIS SUPPLEMENT
             WITH THE PROSPECTUS FOR FUTURE REFERENCE.